May 1, 1999


Life & Annuity Trust
Prospectus


Equity Value Fund       Please read this Prospectus and keep it for future
                        reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own.

                        These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                        Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents


Overview                Life & Annuity Trust Funds Overview               4

This section contains   Summary of Important Risks                        6
important summary
information about       Performance History                               8
the Fund.

-------------------------------------------------------------------------------

The Fund                Equity Value Fund                                10

This section contains   General Investment Risks                         14
important information
about the Fund.         Organization and Management
                         of the Fund                                     20

--------------------------------------------------------------------------------

Your Investment         Investing in the Fund                            22

Turn to this section    Important Information About                      25
for information on       Your Investment
your investments
including how to buy
and sell Fund shares.

--------------------------------------------------------------------------------

                        Glossary                                         27

Life & Annuity Trust Funds Overview
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                         OBJECTIVE
--------------------------------------------------------------------------------

Equity Value Fund            Seeks to provide investors with long-term capital
                             appreciation.

--------------------------------------------------------------------------------

4   Life & Annuity Trust Prospectus

--------------------------------------------------------------------------------
FUND                         PRINCIPAL STRATEGY
--------------------------------------------------------------------------------

Equity Value Fund            We invest in equity securities that we believe are
                             undervalued. Dividends are a secondary
                             consideration when selecting stocks.

--------------------------------------------------------------------------------

                                             Life & Annuity Trust Prospectus   5

Summary Of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks for the Fund. These are important to your investment choice. Additional information about these and other risks is included in the individual Fund Description later in this Prospectus and under General Investment Risks beginning on page 14. An investment in the Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

        ========================================================================
        COMMON RISKS FOR THE FUND
        ------------------------------------------------------------------------
        Equity Securities

        The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stock and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. Investments in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. The Fund's investment in foreign companies is also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks.

        Fixed Income Securities

        The Fund may invest in debt instruments, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, thereby affecting their value and the return on your investment.
        ========================================================================

6   Life & Annuity Trust Prospectus

--------------------------------------------------------------------------------

        ========================================================================
        SPECIFIC RISKS FOR THE FUND
        ------------------------------------------------------------------------
        Equity Value Fund

        Stocks of smaller, medium-sized and foreign companies purchased for this Fund may be more volatile and less liquid than larger company stocks.
        ========================================================================

                                             Life & Annuity Trust Prospectus   7

Performance History
--------------------------------------------------------------------------------

The Equity Value Fund has been in operation less than a calendar year, so return information is not reported for this Fund, otherwise performance information of the Fund's return performance over time would be illustrated.

The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

Important information you should look for:

Investment Objective and Investment Policies

What is the Fund trying to achieve? How do we intend to invest your money?

Permitted Investments

A summary of the Fund's key permitted investments and practices.

Important Risk Factors

What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.

Financial Highlights

Provides important financial information about each class of shares of the Fund.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

8   Life & Annuity Trust Prospectus

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--------------------------------------------------------------------------------

Equity Value Fund
--------------------------------------------------------------------------------

Investment Objective

The Equity Value Fund seeks to provide investors with long-term capital appreciation.

Investment Policies

We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

Permitted Investments

Under normal market conditions, we invest:

 . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;

 .  in debt instruments that may be converted into the common stock of both U.S.
   and foreign companies; and

 .  up to 25% of our assets in foreign companies through American Depositary
   Receipts and similar instruments.

We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stock and warrants. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

Important Risk Factors

Stocks of smaller, medium-sized and foreign companies purchased for this Fund may be more volatile and less liquid than larger company stocks.

You should consider the Summary of Important Risks on page 6, the General Investment Risks beginning on page 14, and the specific risks listed above. They are all important to your investment choice.

10   Life & Annuity Trust Prospectus

--------------------------------------------------------------------------------

Portfolio Managers

 .  Rex Wardlaw, CFA
   Principal--Value Equity Team Leader

   Has managed the Equity Value Fund since May 1, 1998, and has been with Wells Fargo/Wells Capital Management since 1986. Since 1993, Mr. Wardlaw has managed investment funds, pensions assets, and private accounts for Wells Fargo Bank/Wells Capital Management. Prior to 1993, he was an investment analyst specializing in general equity market sectors; including utilities, transportation, basic industries and capital goods. Mr. Wardlaw leads the Value Equity Investment Team, managing portfolios and directing the research effort. He has over ten years of investment management experience.

 .  Allen Wisniewski, CFA
   Principal

   Has co-managed the Equity Value Fund since May 1, 1998, and has been with Wells Fargo/Wells Capital Management as a portfolio manager and research analyst since 1987. Mr. Wisniewski has over eighteen years of equity and balanced portfolio investment management experience.

 .  Gregg Giboney, CFA
   Principal

   Has co-managed the Equity Value Fund since May 1, 1998, and has been with Wells Fargo/Wells Capital Management as a member of the Value Equity Team providing security analysis and portfolio management since 1996. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivatives management, equity analysis, stable value asset management and as a portfolio manager for personal, institutional and trust accounts.

                                            Life & Annuity Trust Prospectus   11

Equity Value Fund                                           Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

=======================================================================
FOR A SHARE OUTSTANDING
=======================================================================
                                                      From inception on
                                                       May 1, 1998 to
                                                       Dec. 31, 1998
-----------------------------------------------------------------------
 Net asset value, beginning of period                    $ 10.00
-----------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                     0.07
  Net realized and unrealized gain (loss) on
   investments                                             (0.45)
-----------------------------------------------------------------------
 Total from investment operations:                         (0.38)
-----------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income                     (0.07)
  Distributions from net realized gain                      0.00
-----------------------------------------------------------------------
 Total from distributions:                                 (0.07)
-----------------------------------------------------------------------
 Net asset value, end of period                          $  9.55
-----------------------------------------------------------------------
 Total return (not annualized)/1/                          (3.76)%
-----------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)                       $11,072
-----------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                   1.09%
  Ratio of net investment income to
   average net assets                                       1.54%
-----------------------------------------------------------------------
 Portfolio turnover                                           27%
-----------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                       2.52%
-----------------------------------------------------------------------
 Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses(loss)        0.11%
-----------------------------------------------------------------------

/1/ Total returns do not include any sales charges

12   Life & Annuity Trust Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Stagecoach Funds. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

 . Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .  We cannot guarantee that we will meet our investment objectives.

 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

 . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

 . The Fund that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

 .  The Fund may invest a portion of their assets in U.S. Government obligations.
   It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.

 . The Fund may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

14   Life & Annuity Trust Prospectus

--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that the Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

Emerging Market Risk-- The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions:

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

                                            Life & Annuity Trust Prospectus   15

General Investment Risks
--------------------------------------------------------------------------------

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

16   Life & Annuity Trust Prospectus

--------------------------------------------------------------------------------

Year 2000 Risk-- The Fund's principal service providers have advised the Fund that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Fund invests also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

        ========================================================================
        Investment Practice/Risk

        The following table lists some of the additional investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for it. See the Investment Objective and Investment Policies for the Fund or the Statement of Additional Information for more information on these practices.

        Remember, the Fund is designed to meet different investment needs and objectives.

        In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the Specific Risks on page 7, and the "Important Risk Factors" in the description of the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.
        ========================================================================

                                            Life & Annuity Trust Prospectus   17

General Investment Risks
--------------------------------------------------------------------------------

=========================================================================
INVESTMENT PRACTICE:                              RISK:
=========================================================================
FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates that are          Interest Rate and
adjusted either on a schedule or when an          Credit Risk
index or benchmark changes.
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller of a            Credit and
security agrees to buy back a security            Counter-Party Risk
at an agreed upon time and price, usually
with interest.
-------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in shares of             Market Risk
another mutual fund. A pro rata portion
of the other fund's expenses, in addition
to the expenses paid by the Funds, will be
borne by Fund shareholders.
-------------------------------------------------------------------------
FOREIGN SECURITIES
Securities issued by a non-U.S. company or        Information, Political,
debt of a foreign government in the form          Regulatory, Diplomatic,
of an American Depositary Receipt or similar      Liquidity and Currency
instrument. Limited to 25% of total assets.       Risk
-------------------------------------------------------------------------
OPTIONS
The right or obligation to receive or             Credit, Information and
deliver a security or cash payment                Liquidity Risk
depending on the security's price or
the performance of an index or benchmark.
     --------------------------------------------------------------------
     Options on Specific Securities
     Options on a Stock Index
     Stock Index Futures and options on
      Stock Index Futures to protect
      liquidity and portfolio value
-------------------------------------------------------------------------
PRIVATELY ISSUED SECURITIES
Securities that are not publicly traded           Liquidity Risk
but which may be resold in accordance with
Rule 144A of the Securiites Act of 1933.
-------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities to             Credit, Counter-Party
brokers, dealers and financial institutions       and Leverage Risk
to increase return on those securities.
Loans may be made in accordance with
existing investment policies and may not
exceed 33 1/3% of total assets.
------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent of            Leverage Risk
10% of total assets (20% for the Allocation
Funds) from banks for temporary purposes
to meet shareholder redemptions.
-------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be readily sold,           Liquidity Risk
or cannot be readily sold without negatively
affecting its fair price. Limited to 15% of
total assets (10% for the Money Market Fund).
-------------------------------------------------------------------------

18   Life & Annuity Trust Prospectus

--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Life & Annuity Trust

Life & Annuity Trust was organized as a Delaware business trust on October 28, 1993. The Board of Trustees of the Trust supervises the Fund's activities, monitors its contractual arrangements with various service-providers and decides upon matters of general policy.

Life & Annuity Trust offers shares of the Fund only to participating Insurance Companies, and only Participating Insurance Companies and their separate accounts are considered shareholders of, or investors in, the Fund. Although the Participating Insurance Companies and their separate accounts are the shareholders or investors, such companies will pass through voting rights to their VA Contract and VLI Policy holders. For a discussion of the voting rights of VA Contract and VLI Policy holders, please refer to the Participating Insurance Companies' prospectuses.

                                            Life & Annuity Trust Prospectus   19


Organization and Management of the Fund
--------------------------------------------------------------------------------
================================================================================
                              CONTRACT HOLDERS
================================================================================
                                      |
================================================================================
                       PARTICIPATING INSURANCE COMPANIES
================================================================================
   Assist current and prospective contract holders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                              TRANSFER AND
                                           DIVIDEND DISBURSING     SHAREHOLDER
 DISTRIBUTOR            ADMINISTRATOR            AGENT          SERVICING AGENTS
================================================================================
 Stephens Inc.         Wells Fargo Bank     Wells Fargo Bank    Various Agents
 111 Center St.        525 Market St.       525 Market St.
 Little Rock, AR       San Francisco, CA    San Francisco, CA
 Markets the Funds     Manages the Funds'   Maintains records   Provide services
 and distributes       business activities  of shares and       to customers
 shares                                     supervises the
                                            paying of dividends
-------------------------------------------------------------------------------
                                      |
================================================================================
                            INVESTMENT SUB-ADVISORS
================================================================================
Wells Capital Management                      Wells Fargo Bank
525 Market St., San Francisco, CA             525 Market St., San Francisco, CA
Manages all other Funds' investment           Manages the Funds' investment
activities                                    activities
--------------------------------------------------------------------------------
                                      |
================================================================================
                                  CUSTODIAN
================================================================================
               Wells Fargo Bank, 525 Market St., San Francisco, CA
                    Provides safekeeping for the Fund's assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                               BOARD OF TRUSTEES
================================================================================
                      Supervises the Funds' activities
--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily Net Assets of each Fund class paid on an annual basis for the services described.

The Investment Advisor

Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for the Fund. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1999, Wells Fargo Bank and its affiliates managed over $121 billion in assets.

20   Life & Annuity Trust Prospectus

--------------------------------------------------------------------------------

The Fund paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal year:

--------------------------------------------------------------------------------
Equity Value Fund                                                     15%
--------------------------------------------------------------------------------

The Sub-Advisor

Wells Capital Management ("WCM"), a wholly owned subsidiary of Wells Fargo Bank N.A., is the sub-advisor for the Fund. As of December 31, 1999, WCM provided advisory services for assets aggregating in excess of $39 billion.

The Administrator

Wells Fargo Bank provides the Fund with administration services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct the Fund's business, and compensates the Trust's Trustees.

                                            Life & Annuity Trust Prospectus   21

Organization and Management of the Fund
--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have a shareholder servicing plan for the Fund. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services the Fund pays as follows:

--------------------------------------------------------------------------------
Equity Value Fund                                                     25%
--------------------------------------------------------------------------------

The Distributor

Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with Life & Annuity Trust pursuant to which Stephens has the responsibility for distributing shares of the Fund.

Stephens, as distributor of the Fund's shares, or the Participating Insurance Companies that offer VA Contracts and VLI Policies that are funded by the Fund, bears all of the Fund's marketing expenses. These expenses include the cost of printing prospectuses, statements of additional information and other sales-related materials.

The Transfer Agent

Wells Fargo Bank acts as transfer and dividend disbursing agent for the Fund. After July 17, 1999, Boston Financial Data Services will provide these services to the Fund.

Investing in the Fund

The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the VA Contracts and VLI Policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA Contracts and VLI policies. Please refer to the prospectus provided by your selling agent for more detailed information describing the separate accounts.

Life & Annuity Trust does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

22   Life & Annuity Trust Prospectus

--------------------------------------------------------------------------------

Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of Net Assets be withdrawn from a Fund of Life & Annuity Trust, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

Dividends and Distributions

The Fund is treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to its shareholders. Dividends and distributions are automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund that paid the dividend or distribution at NAV or are paid in cash at the election of the Participating Insurance Company.

The Fund declares and pays a quarterly dividend of substantially all of its net investment income. The Fund generally distributes any capital gains once a year. Participating Insurance Companies will be informed by January 31 about the amount and character of dividends and distributions.

Pricing Fund Shares:

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. We determine the Net Asset Value ("NAV") of the Fund shares each business day as of the close of regular trading on the NYSE. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

 . We process requests to buy or sell shares each business day for the non-money market Funds as of the close of regular trading on the New York Stock
   Exchange ("NYSE"), which is usually 1:00 p.m. (Pacific time). Any request we receive in proper form before the 1:00 p.m. cut off is processed the same day. Requests we receive after the close are processed the next business day.

 . The Fund is generally open for business Monday through Friday. The Fund is closed each day the NYSE is closed. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

                                            Life & Annuity Trust Prospectus   23

Organization and Management of the Funds
--------------------------------------------------------------------------------

Taxes

Distributions from the Fund's net investment income and net short-term capital gain, if any, are taxable to the Fund's shareholders as ordinary income. Distributions from a Fund's net long-term capital gains are taxable to the Fund's shareholders as long-term capital gains. In general, distributions will be taxable when paid, whether such distributions are taken in cash or are automatically reinvested in additional Fund shares. However, dividends declared in October, November or December of one year and distributed in January of the following year will be taxable as if they were paid by December 31 of the first year.

As described in the prospectuses of the Participating Insurance Companies, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. In order to qualify for such treatment, the Internal Revenue Code of 1986, as amended (the "Code"), requires, among other things, the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds form the VA Contracts and VLI Policies, to be "adequately diversified." See "Taxation of a Separate Account of a Participating Insurance Company" in the SAI. Subject to certain conditions, for purposes of the "adequate diversification" test, shares of the Fund will not be treated as single investment. Rather, the separate account will be treated as the owner of its proportionate share of each of the assets of the Fund. The Fund intends to satisfy the relevant conditions of the Code and Treasury Regulations so that its shares held in a separate account of a Participating Insurance Company, and the VA Contracts and VLI Policies underlying such account, may qualify for favorable tax treatment.

The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the material federal income tax considerations affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations; you should consult your own tax advisor with respect to your specific tax situation. Please see the SAI for further federal income tax considerations. Federal income taxation of separate accounts of life insurance companies, VA Contracts and VLI Policies is discussed in the Prospectuses of the Participating Insurance Companies.

24   Life & Annuity Trust Prospectus

--------------------------------------------------------------------------------

                  Important Information About Your Investment

On March 25, 1999, the Board of Trustees of Life & Annuity Trust (the "Trust") approved the reorganization of the Trust's Funds into new portfolios of Wells Fargo Variable Trust ("Variable Trust"). The reorganization is part of a plan to consolidate the Wells Fargo Bank-advised fund family with the Norwest Advantage fund family, following last November's merger of Wells Fargo & Company and Norwest Corporation. The variable annuity ("VA") and variable life insurance ("VLI") providers through which the Trust's Funds are sold, will present the reorganization to contractholders for their approval and will vote all shares in accordance with procedures described in the VA and VLI product prospectuses at a special meeting that is planned for August 1999.

If the reorganization is approved by contractholders, the following Funds will be reorganized into the following portfolios of Variable Trust:


Life & Annuity Trust                                 Wells Fargo Variable Trust
--------------------                                 --------------------------
Strategic Growth Fund             -->                Small Cap Fund
U.S. Government Allocation Fund   -->                Corporate Bond Fund

Although the investment objective of the Small Cap Fund of Variable Trust is substantially similar to the investment objective of the Strategic Growth Fund, the principal investment strategies differ somewhat. The investment objective and principal investment strategies of the Corporate Bond Fund of Variable Trust differ from the objective and strategies of the U.S. Government Allocation Fund. In addition, these Variable Trust portfolios are expected to absorb other Norwest Select funds. All of the other Funds of the Trust will, if approved by contractholders, be reorganized into new portfolios of Variable Trust that have investment objectives and strategies that are substantially identical to the corresponding Funds. These substantially identical Variable Trust portfolios will not absorb other funds.

No contractholder action is necessary at this time. The Trust's proxy materials, which are expected to be mailed in June to all persons who are contractholders on May 6, 1999, will describe the reorganization in detail, including any effect on expense ratios. If you buy your shares after that date, you will not be entitled to vote on the reorganization, but you may request a copy of the proxy materials.

                                            Life & Annuity Trust Prospectus   25

Organization and Management of the Fund
--------------------------------------------------------------------------------

Investors in the Strategic Growth Fund should be aware that an expense ratio increase of 0.10% is contemplated. U.S. Government Allocation Fund expense ratios are expected to decline.

For all of the Trust's Funds, the reorganization will not trigger any tax consequences for contractholders. The reorganization will not trigger any sales charges.

If you have any questions or, after early June, if you would like to request a copy of the proxy materials, you should call 1-800-680-8920.

26   Life & Annuity Trust Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

American Depository Receipts ("ADRs")

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Annual and Semi-Annual Report

A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Below Investment Grade

Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

Business Day

Any day the New York Stock Exchange is open is a business day for the Non-Money Market Funds. Any day that is not a federal bank holiday is a business day for the Money Market Fund.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also "Total Return."

Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

Capital Structure

Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

                                            Life & Annuity Trust Prospectus   27

Glossary
--------------------------------------------------------------------------------

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return."

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

28   Life & Annuity Trust Prospectus

--------------------------------------------------------------------------------

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Index Swaps

The exchange with another party of cash flows based on the performance of an index of securities or a portion of an index that usually includes dividends or income.

Interest Rate Futures

Agreements to buy or sell finance instruments or cash at a particular time and price based on movements in interest rate. Unlike Options, in which the holder may or may not execute the right, a futures contract must be fulfilled.

Initial Public Offering

The first time a company's stock is offered for sale to the public.

Investment-Grade Debt

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Lehman Brothers 20+ Bond Index

An unmanaged index composed of U.S. Treasury bonds with 20 years or longer dates to maturity.

Liquidity

The ability to readily sell a security at a fair price.

Moody's

A nationally recognized ratings organization.

Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

                                            Life & Annuity Trust Prospectus   29

Glossary
--------------------------------------------------------------------------------

Net Assets

The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Funds.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares.

Net Investment Income

Net investment income is calculated by subtracting the aggregate Fund expenses from the Funds' investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments

We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

Options

An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Portfolio Turnover

Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

Public Offering Price (POP)

The NAV with the sales load added.

30   Life & Annuity Trust Prospectus

--------------------------------------------------------------------------------

Price-to-Earnings Ratio

The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

Ratio of Expenses to Average Net Assets

This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets

This ratio is the result of dividing net investment income (or loss) by average net assets

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell Indexes

The Russell 1000 Index used by the Growth Fund is an index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. Similarly, the Russell Midcap Index used by the Strategic Growth Fund is a listing of the 800 smallest companies in the Russell 1000 Index.

Selling Agent

A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P, S&P 500 Index

Standard and Poors, a nationally recognized ratings organization. S&P's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

                                            Life & Annuity Trust Prospectus   31

Glossary
--------------------------------------------------------------------------------

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.

Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Value Strategy

A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

Warrants

The right to buy a stock at a set price for a set time.

Weighted-Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Zero Coupon Bonds

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

32   Life & Annuity Trust Prospectus
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

LIFE & ANNUITY TRUST

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

These documents are available free of charge:

1-800-680-8920, or write to:

Life & Annuity Trust
PO Box 7066
San Francisco, CA
94120-7066

Visit the SEC's web site:
http://www.sec.gov, or

Request copies for a fee by writing to:
SEC Public Reference Room,
Washington, DC 20549-6009
(call: 1-800-SEC-0330 for details)


[LOGO OF RECYCLED PAPER]
Printed On Recycled Paper


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             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
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ICA Reg. No. 811-8118                                            EV LAT P (5/99)